                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                October 8, 1997
--------------------------------------------------------------------------------
                                Date of Report
                       (Date of earliest event reported)



                      CHAMPION INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   NEW YORK
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)



        1-3053                                           13-1427390
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


              One Champion Plaza, Stamford, Connecticut    06921
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (203) 358-7000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)



                                 Page 1 of 3 pages

Item 5.  Other Events.

      On October 8, 1997, the Registrant issued a press release announcing its plan to maximize shareholder value.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.  The following Exhibit is filed as part of this Report:

Exhibit Number                          Description
--------------                          -----------

     99             The Registrant's press release dated October 8, 1997



                               Page 2 of 3 Pages

                                 SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      CHAMPION INTERNATIONAL CORPORATION



                                      By: /s/ LAWRENCE A. FOX
                                         ----------------------------
                                                LAWRENCE A. FOX
                                         VICE PRESIDENT AND SECRETARY

Dated: October 9, 1997


                                 Page 3 of 3 pages